EXHIBIT 23.02


              CONSENT OF DECORIA, MAICHEL & TEAGUE P.S.

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 11, 2001, except for note 20 which is dated October 19, 2001, included in USAC's Form 10-KSB for the year ended December 31, 2000, and to all references to our Firm included in this registration statement.

                                   /s/ DECORIA, MAICHEL & TEAGUE P.S.

Spokane, Washington
February 10, 2002

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